Exhibit 24(b)

                                POWER OF ATTORNEY

                         ALLSTATE LIFE INSURANCE COMPANY
                                       OF
                                    NEW YORK

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 5, 2001

/s/ MARCIA D. ALAZRAKI
------------------------------
      Marcia D. Alazraki
      Director

                                POWER OF ATTORNEY

                         ALLSTATE LIFE INSURANCE COMPANY
                                       OF
                                    NEW YORK

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 5, 2001

/s/ VINCENT A. FUSCO
-------------------------------
      Vincent A. Fusco
      Director

                                POWER OF ATTORNEY

                         ALLSTATE LIFE INSURANCE COMPANY
                                       OF
                                    NEW YORK

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 5, 2001

/s/ CLEVELAND JOHNSON, JR.
---------------------------------
      Cleveland Johnson, Jr.
      Director

                                POWER OF ATTORNEY

                         ALLSTATE LIFE INSURANCE COMPANY
                                       OF
                                    NEW YORK

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 5, 2001

/s/ KENNETH R. O'BRIEN
----------------------------------
      Kenneth R. O'Brien
      Director

                                POWER OF ATTORNEY

                         ALLSTATE LIFE INSURANCE COMPANY
                                       OF
                                    NEW YORK

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 5, 2001

/s/ JOHN R. RABEN, JR.
-------------------------------
      John R. Raben, Jr.
      Director

                                POWER OF ATTORNEY

                         ALLSTATE LIFE INSURANCE COMPANY
                                       OF
                                    NEW YORK

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 5, 2001

/s/ SALLY A. SLACKE
------------------------------
      Sally A. Slacke
      Director

                                POWER OF ATTORNEY

                         ALLSTATE LIFE INSURANCE COMPANY
                                       OF
                                    NEW YORK

        Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Allstate Life Insurance Company of New York and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

April 5, 2001

/s/ STEVEN C. VERNEY
----------------------------------
      Steven C. Verney
      Director and Vice President